Exhibit 10.2

TUBEMOGUL, INC.

2007 EQUITY COMPENSATION PLAN

(As amended and restated effective November 11, 2013)

The purpose of the TubeMogul, Inc. 2007 Equity Compensation Plan (the “Plan”) is to provide (a) designated employees of TubeMogul, Inc. (the “Company”) and its parents and subsidiaries, (b) certain consultants and advisors who perform services for the Company or its parents or subsidiaries, and (c) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, restricted stock units, and stock appreciation rights. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders. Effective as of November 11, 2013, the Plan is hereby amended and restated in its entirety.

1. Administration

(a) Committee. Unless otherwise determined by the Board, the Plan shall be administered and interpreted by the members of the Compensation Committee of the Board (the “Committee”), which, to the extent necessary to comply with applicable law, shall (i) consist of “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) have the authority set forth below. To the extent that such a Committee does not exist, or as otherwise elected by the Board, the Board shall exercise the powers of the Committee and, to the extent applicable references to “Committee” in this Plan shall mean the Board.

(b) Committee Authority. Unless otherwise determined by the Board, The Committee or its delegate shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size, and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; and (v) deal with any other matters arising under the Plan. The Board may also ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors.

(c) Committee Determinations. Unless otherwise determined by the Board, the Committee or its delegate shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s or its delegate’s interpretations of the Plan and all determinations made by the Committee or its delegate pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee or its delegate shall be executed in its or their sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) No Repricings. Notwithstanding anything in this Plan to the contrary, unless otherwise determined by the Board, Options held by a person subject to Section 16 of the Exchange Act of 1934, as amended, shall not be (i) amended or modified an in a manner that would reduce the exercise price of such Option; (ii) substituted for another Option with a lower exercise price; (iii) canceled in exchange for a new Option with a lower exercise price to the holder of the cancelled Option within six (6) months following the date of the cancellation of the cancelled Option; or (iv) canceled while the Option is under water (i.e., for which the Fair Market Value, as defined below, of the underlying Shares is less than the Option’s Exercise Price, as defined below) for the purpose of granting a replacement Grant (as defined below) of a different type.

2. Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), restricted stock units as described in Section 6 (“Restricted Stock Units”), and stock appreciation rights described in Section 7 (“SARs”) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan and as specified in the individual grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determination of the Committee or its delegate shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below, (i) the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under any forms of Grants under the Plan is Twelve Million One Hundred Eighty Seven Thousand Four Hundred Eight (12,187,408), (ii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under Incentive Stock Options is Twelve Million One Hundred Eighty Seven Thousand Four Hundred Eight (12,187,408), and (iii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under all Units is Twelve Million One Hundred Eighty Seven Thousand Four Hundred Eight (12,187,408). If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or if any Stock Awards or Restricted Stock Units

(including restricted Stock Awards received upon the exercise of Options) are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

(b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be appropriately adjusted by the Committee or its delegate to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share. Any adjustments determined by the Committee or its delegate shall be final, binding, and conclusive.

4. Eligibility for Participation

(a) Eligible Persons. All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its parents or subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees. The Committee or its delegate shall select the Employees, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant. The Board shall select the Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant of a Non-Employee Director. Employees, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5. Granting of Options

The Company may grant an Option to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to Options.

(a) Number of Shares. The Company shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors.

(b) Type of Option and Price.

(i) Incentive Stock Options are intended to satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are not intended to so qualify. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors, and Key Advisors.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than one hundred ten percent (110%) of the Fair Market Value of Company Stock on the date of grant.

(iii) So long as the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth below, the Fair Market Value per share shall be as determined by the Committee. If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Company determines.

(c) Option Term. The term of any Option shall not exceed ten (10) years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions of the Plan and specified in the Grant Instrument. The Committee or its delegate may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Company may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, and (iii) any other restrictions determined by the Company.

(e) Grants to Non-Exempt Employees. Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the date of grant (except that such Options may become exercisable upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability, or Death.

(i) For purposes of this Section 5(f) and Section 6:

(A) The term “Employer” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Board.

(B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options or SARs and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board).

(C) “Disability” shall mean the inability to perform the duties of an Employee, Key Advisor or member of the Board for a continuous period of more than three months by reason of any medically determinable physical or mental impairment as determined in the sole discretion of the Board or Committee.

(D) “Misconduct” means cause or misconduct as defined in any employment agreement between the Grantee and the Company or an affiliate in effect at the time of the Grantee’s termination of employment, or, in the absence of any such employment agreement, any of the following (i) conviction of the Grantee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Grantee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or its affiliate; (iii) the Grantee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or its affiliate; (iv) the Grantee’s continuously conducting him or herself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Grantee’s conduct discredits the Company or any affiliate or its detrimental to the reputation, character and standing of the Company or any affiliate.

(ii) Except as otherwise provided in this Section 5, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, termination for Misconduct, or as set forth in subsection 5(f)(vi) of this Plan, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided in this Section 5, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination by the Employer for Misconduct as determined by the Employer or if the Grantee breaches his or her employment agreement with the Employer as determined by the Employer, any Option held by the Grantee shall terminate on the date on which the Grantee ceases to be employed by, or provide service to, the Employer or the date on which such Option would otherwise expire, if earlier. In addition, notwithstanding any other provisions of this Section 5, if the Employer determines that the Grantee has engaged in conduct that constitutes Misconduct or has breached his or her employment agreement at any time while the Grantee is or was employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall terminate as of the date on which such Misconduct first occurred, or the date on which such Option would otherwise expire, if earlier. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) If the Grantee dies while employed by, or providing service to, the Employer, all of the unexercised outstanding Options of Grantee shall become immediately exercisable and remain exercisable for a period of one (1) year from his or her date of death, but in no event later than the date of expiration of the Option term. If the Grantee dies within ninety (90) days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(ii) above (or within such other period of time as may be specified by the Company), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified), but in any event no later than the date of expiration of the

Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi) Notwithstanding anything herein to the contrary, to the extent that any Company-sponsored plan or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a Grantee’s Options under applicable circumstances than the exercise period that is provided for in this Section 5(f) under those circumstances, then the exercise period set forth in such plan, arrangement or agreement applicable to such circumstances shall apply in lieu of the exercise period provided for in this Section 5(f). In no event, however, may such exercise period continue past the end of the term of the Option as set forth in this Plan.

(g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option in cash, or, to the extent permitted by the Committee, (i) with payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (ii) by such other method as the Committee may approve. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8).

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds One Hundred Thousand Dollars ($100,000), then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code) of the Company. To the extent that all or any portion of an Incentive Stock Option remains exercisable after the ninety (90) days after the date on which the Grantee ceases to be employed by the Employer, the portion of such Option that remains exercisable shall be exercisable as a Non-Qualified Stock Option.,

6. Stock Awards and Restricted Stock Units

The Company may transfer shares of Company Stock or cash to an Employee, Non-Employee Director, or Key Advisor under a Stock Award or an award of Restricted Stock Units.

(a) The following provisions are applicable to Stock Awards:

(i) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions. Restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as set forth in the Grant Instrument. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(ii) Number of Shares. The Grant Instrument shall set forth the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(iii) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Company may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(iv) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of the Stock Award except to a successor under Section 9(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Company may determine that it will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(v) Right to Vote and to Receive Dividends. Except as otherwise determined by the Committee or its delegate, during the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares.

(vi) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions. The Company may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

(b) Restricted Stock Units. The following provisions are applicable to awards of Restricted Stock Units (“Restricted Stock Units”):

(i) General Requirements. The Committee or its delegate may grant Restricted Stock Units to an Employee or Key Advisor. Each Restricted Stock Unit shall represent the right of the Grantee to receive an amount in cash or Company Stock (as determined by the Committee or its delegate) based on the value of the Restricted Stock Unit, if performance goals established by the Committee are met or upon the lapse of a specified vesting period, and/or such other event based vesting conditions established by the Committee. A Restricted Stock Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee or its delegate deems appropriate. The Committee or its delegate shall determine the number of Restricted Stock Units to be granted and the requirements applicable to such Restricted Stock Units. All such Restricted Stock Units shall comply with or be exempt from Section 409A of the Code.

(ii) Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit, the consideration for which shall be services actually rendered to the Employer. Notwithstanding the foregoing, if required by applicable state corporate law, the Grantee shall furnish consideration in the form of cash or past services rendered to the Employer having a value not less than the par value of the shares of Company Stock issued upon settlement of the Restricted Stock Unit.

(iii) Vesting Rights; Dividend Equivalent Rights and Distributions. Grantees shall have no voting rights with respect to shares of Company Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Grant Instrument evidencing any Restricted Stock Unit that the individual shall be entitled to dividend equivalent rights with respect to the payment of cash dividends on Company Stock during the period beginning on the date such Restricted Stock Unit is granted and ending, with respect to each share subject to the Grant, on the earlier of the date the Restricted Stock Unit is settled or the date on which it is terminated. Such dividend equivalent rights, if any, shall be paid by crediting the Grantee with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Company Stock. The number of additional Restricted Stock Units (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Company Stock represented by the Restricted Stock Units previously credited to the Grantee by (b) the Fair Market Value per share of Company Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Grant. In the event of a dividend or distribution paid in shares of Company Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 3(b), appropriate adjustments shall be made in the Grantee’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Grantee would be entitled by reason of the shares of Company Stock issuable upon settlement of the Grant, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Grant.

(iv) Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Grant Instrument evidencing a Restricted Stock Unit, if a Grantee’s service terminates for any reason, whether voluntary or involuntary (including the Grantee’s death or disability), then the Grantee shall forfeit to the Company any Restricted Stock Units pursuant to the Grant which remain subject to vesting conditions as of the date of the Grantee’s termination of service.

(v) Settlement of Restricted Stock Units. The Company shall issue to a Grantee on the date on which Restricted Stock Units subject to the Grantee’s Grant Instrument vest or on such other date determined by the Committee, in its discretion, and set forth in the Grant Instrument, one (1) share of Company Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described above) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Grantee may elect, consistent with the requirements of Section 409A of the Code, to defer receipt of all or any portion of the shares of Company Stock or other property otherwise issuable to the Grantee pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Grantee shall be set forth in the Grant Instrument. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit by payment to the Grantee in cash of an amount equal to the Fair Market Value on the payment date of the shares of Company Stock or other property otherwise issuable to the Grantee pursuant to this Section.

7. Stock Appreciation Rights

The Company may grant SARs to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to SARs.

(a) General Requirements. The Company may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. Unless otherwise specified in the Grant Instrument, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. A SAR shall be exercisable during the period specified in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified. The Company may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the

Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in Company Stock. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a). For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. Notwithstanding anything to the contrary, the Company may pay the appreciation of a SAR in the form of cash, shares of Company Stock, or a combination of the two, so long as the ability to pay such amount in cash does not result in the Grantee incurring taxable income related to the SAR prior to the Grantee’s exercise of the SAR.

(f) Number of SARs Authorized for Issuance. For purposes of 3(a) of the Plan, stock appreciation rights to be settled in shares of Company Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right.

8. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state, and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state, or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from Grant proceeds or other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants. Grants under the plan may also be subject to taxation by various governmental entities outside of the United States. Except as otherwise required by law, the Participant shall be solely responsible for payment of any such taxes payable to governmental entities outside of the United States.

(b) Election to Withhold Shares. If the Company so permits, a Grantee may elect to satisfy the Employer’s income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities. The election must be in a form and manner prescribed by the Company.

9. Transferability of Grants

(a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Grant Instrument may provide that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10. Change in Control of the Company

“Change in Control” shall mean any of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

11. Consequences of a Change in Control

(a) In the event of any Change of Control, except as otherwise determined by the Company, each Option and SAR which is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding Stock Awards shall lapse immediately prior to the specified effective date of such Change of Control, for all of the Shares at the time represented by such Option, SAR, Stock Award or Restricted Stock Unit. However, except as otherwise determined by the Committee, an outstanding Option or SAR shall not so fully vest and be exercisable and released from such limitations and a Stock Award or Restricted Stock Unit shall not be released from such restrictions and restrictions on Stock Awards and Restricted Stock Units if and to the extent: (i) such Option, SAR, Stock Award or Restricted Stock Unit is, in connection with the Change in Control , either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable Option, SAR, Stock Award or Restricted Stock Unit with respect to shares of the capital stock of the successor corporation or Parent thereof, or (ii) such Option, SAR, Stock Award or Restricted Stock Unit is to be replaced with a cash incentive program of the successor corporation or Parent thereof which preserves the compensation element of such Option, SAR, Stock Award or Restricted Stock Unit existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option, SAR, Stock Award or Restricted Stock Unit. The determination of Option, SAR or Stock Award comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

(b) Effective upon the consummation of the Change of Control, all outstanding Options, SAR, Stock Awards or Restricted Stock Unit under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor company or its Parent.

(c) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Change of Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12. Requirements for Issuance or Transfer of Shares

(a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with. Any Grant made shall be conditioned on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act or such longer period (up to 12 months) as may be requested by the Company and the Company’s bankers or Nomad if the Company undertakes a listing of shares on the Alternative Investment Market of the London Stock Exchange or a listing on the Official List of the London Stock Exchange for such underwriting or offering/listing (or such shorter period as may be requested by the Managing Underwriter or Nomad/banker and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

(c) Repurchase Rights. Shares of Company Stock issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Grants are granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Grantee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Company Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Company Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

13. Amendment and Termination of the Plan

(a) Amendment. The Board or its delegate may amend or terminate the Plan at any time; provided, however, that neither the Board nor its delegate shall have the authority to amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth (10th) anniversary of its effective date, unless the Plan is terminated earlier by the Company or is extended by the Company with the approval of the stockholders.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Company acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Company with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

16. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18. Effective Date of the Plan

The Plan was originally effective April 1, 2007.

19. Information and Documents to Grantees. Prior to the date, if any, upon which the Company Stock covered by this Plan becomes registered under the Securities Act of 1933, as amended, and if required by the applicable laws, the Company shall provide such information to each Grantee and to each individual who acquired Grants pursuant to the Plan, as required by applicable law.

20. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Company to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Company may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the parent or any of their subsidiaries in substitution for awards made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Company shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. The Plan, the exercise of Options and SARs, and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act unless otherwise determined by the Board or Committee. In addition, it is the intent of the Company that the Plan and Options intended to qualify as Incentive Stock Options under the Plan comply with the applicable provisions of and Section 422 of the Code unless otherwise determined by the Board or Committee. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 of the Code, that Plan provision shall cease to apply. The Company may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Company may also adopt rules regarding the withholding of taxes on payments to Grantees. The Company may, in its sole discretion, agree to limit its authority under this Section.

(c) Employees Subject to Taxation Outside the United States. Notwithstanding anything else to the contrary set forth in this Plan, with respect to Grantees who are subject to taxation in countries other than the United States, Grants may be made on such terms and conditions as the Company deems appropriate to comply with the laws of the applicable countries, and the Company may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d) Governing Law. The validity, construction, interpretation, and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

PLAN HISTORY

July 9, 2007	Board and Shareholders adopt Plan, with an initial reserve of 2,000,000 shares.

February 8, 2008	Board approved share reserve increase of 648,493 shares (from 2,000,000 to 2,648,493 shares).

February 8, 2008	Shareholders approved share reserve increase of 648,493 shares (from 2,000,000 to 2,648,493 shares).

September 18, 2008	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the initial and second reserve increases of 2,648,493 shares.

October 27, 2008	Board approved share reserve increase of 1,000,000 shares (from 2,648,493 to 3,648,493 shares).

October 27, 2008	Shareholders approved share reserve increase of 1,000,000 shares (from 2,648,493 to 3,648,493 shares).

November 14, 2008	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the third reserve increase of 1,000,000 shares.

March 18, 2009	Board approved share reserve increase of 1,147,815 shares (from 3,648,493 to 4,796,308 shares).

March 19, 2009	Shareholders approved share reserve increase of 1,147,815 shares (from 3,648,493 to 4,796,308 shares).

April 13, 2009	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the third reserve increase of 1,147,815 shares.

September 21, 2010	Board approved share reserve increase of 2,781,100 shares (from 4,796,308 to 7,577,408 shares).

September 21, 2010	Board approved Plan amendment (via approval of Series B Investor Rights Agreement) to allow for Repurchase Rights.

September 22, 2010	Shareholders approved share reserve increase of 2,781,100 shares (from 4,796,308 to 7,577,408 shares).

October 13, 2010	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the fourth reserve increase of 2,781,100 shares.

October 11, 2012	Board approved share reserve increase of 2,000,000 shares (from 7,577,408 shares to 9,577,408 shares).

November 27, 2012	Shareholders approved share reserve increase of 2,000,000 shares (from 7,577,408 shares to 9,577,408 shares).

December 3, 2012	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the fifth reserve increase of 2,000,000 shares.

November 11, 2013	Board approved amended and restated Plan, and addition of 2,610,000 shares to share reserve for a total authorized reserve of 12,187,408 shares.

November 11, 2013	Shareholders approved amended and restated Plan and addition of 2,610,000 shares to share reserve for a total authorized reserve of 12,187,408 shares.

December 12, 2013	Notice of Issuance of Securities Pursuant to Subdivision (o) of Section 25102 of the Corporations Code filed with the Department of Corporations for the fifth reserve increase of 2,610,000 shares.

TUBEMOGUL, INC

2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[EMPLOYEE/CONSULTANT RECIPIENT]

You have been granted an option to purchase Common Stock of TubeMogul, Inc., a California corporation (the “Company”), as follows:

Board Approval Date:	[ ]

Date of Grant:	[ ]

Exercise Price per Share:	[$ ]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	$[ ]

Type of Option:	[ ] Shares Incentive Stock Option with Cliff Vesting

[ ] Shares Nonqualified Stock Option with Cliff Vesting

Expiration Date:	[ ]

Vesting Commencement Date:	[ ]

“Continuous Status” means that the employment, director or consulting relationship with the Company, any parent, or subsidiary, has not been interrupted or terminated for any reason. Any notice by the Company to Optionee that Optionee’s relationship with the Company as an employee, director, consultant or Key Advisor has been terminated or Optionee’s termination of such relationship voluntarily, by death or Disability shall constitute automatic termination of Optionee’s Continuous Status but shall not be the sole means of termination of such Optionee’s Continuous Status. Continuous Status as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company in writing or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company in writing shall include sick leave, military leave, or any other personal leave approved in writing by an authorized executive officer of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

Vesting/Exercise Schedule:

Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

So long as Optionee’s Continuous Status with the Company or any subsidiary or parent, as applicable, continues, the Shares underlying this Option shall vest in accordance with the following schedule: (i) the first 25% of the Shares subject to this Option shall vest on the 12 month anniversary date of the Vesting Commencement Date (the “Anniversary Date”); and thereafter (ii) 2.08333% of the Shares subject to this Option shall vest on the first day of each calendar month following the Anniversary Date over the next 36 months. If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

Termination Period:	This Option may only be exercised with respect to shares vested as of the termination of Optionee’s Continuous Status for 90 days after termination of Optionee’s Continuous Status, except as set out in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the TubeMogul, Inc. 2007 Equity Incentive Plan and the Stock Option Agreement.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

The per share Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of the Company’s Common Stock as of the Date of Grant, determined in good faith compliance with the requirements of Section 409A of the Internal Revenue Code. However, there is no guarantee that the Internal Revenue Service will agree with the this determination. A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to you. By signing below, you agree that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by you as a result of such determination by the IRS. You should consult with your own tax advisor regarding the tax consequences of your stock options, including the application of Section 409A.

TubeMogul, Inc.

(Signature)
By:
[PRINT RECIPIENT NAME]	Name:
Title:

TUBEMOGUL, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. TubeMogul, Inc., a California corporation (the “Company”), hereby grants to [                    ] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the TubeMogul, Inc. 2007 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

If designated as an Incentive Stock Option (“ISO”), in the event that the Shares subject to this Option (and all other ISOs granted to Optionee by the Company or any parent or subsidiary (each a “Participating Company”), including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonqualified Stock Option, in accordance with Section 5 of the Plan.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 4 below, subject to the limitations contained in this Section 2.

(iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A or any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii) As a condition to the exercise of this Option and as further set forth in Section 8 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash;

(b) check; or

(c) Commencing at such time as the Company’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the shares for which this Option is exercisable are eligible for public resale under Rule 701 or are registered under a Form S-8 registration statement (or any applicable successor form thereto), and the Company’s stock is publicly traded on a national exchange or the Nasdaq Stock Market, by delivery of a properly executed Exercise Notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

4. Termination of Relationship. Following the date of termination of Optionee’s Continuous Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 4. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination. In the event of termination of Optionee’s Continuous Status other than as a result of Optionee’s Disability or death, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice.

(b) Other Terminations. In connection with any termination other than a termination covered by Section 4(a), Optionee may exercise the Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Status as a result of Optionee’s Disability, Optionee may, but only within six (6) months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii) Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an employee or consultant of the Company and having been in Continuous Status since the Date of Grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within six (6) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

5. Acceleration of Vesting Upon Certain Corporate Transactions. This Option shall be subject to the provisions of Sections 10 and 11 of the Plan relating to the exercisability or termination of the Option in the event of a “Change in Control.” In the event of a “Change in Control” as such transactions are set forth in Section 10 of the Plan (“Corporate Transaction”) prior to termination of Optionee’s Continuous Status for any reason, unless this Option is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Option with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option, then all Shares under this Agreement shall automatically become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. The determination of Option comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. Effective upon the consummation of the Corporate Transaction, all outstanding Options hereunder shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

6. Right Of First Refusal.

(a) Grant of Right of First Refusal. Except as provided in Section 6(g) and Section 8 below, in the event the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 6 (the “Right of First Refusal”).

(b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

(c) Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 6, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 6. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

(d) Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Optionee shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Optionee acquired the Transfer Shares upon exercise of the Option.

(e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section 6(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 6(d). The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 6.

(f) Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 6 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 6 are met.

(g) Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with a Change in Control. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 6(i) result in a termination of the Right of First Refusal.

(h) Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

(i) Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the successor corporation or Parent thereof assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the successor corporation or Parent thereof stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

(j) Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

7. Stock Distributions Subject To Option Agreement.

If, from time to time, there is any stock dividend, stock split or other change, in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

8. Non-Transferability of Option. Except as otherwise set forth in the Notice, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Tax Consequences. Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Incentive Stock Option.

(i) Tax Treatment upon Exercise and Sale of Shares. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(ii) Notice of Disqualifying Dispositions. With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two (2) years after the Option grant date, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

(b) Nonqualified Stock Option. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonqualified Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

10. Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

(a) Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

(b) Optionee acknowledges that these securities are made available to Optionee only on the condition that optionee makes the representations contained in this Section 8 to the Company;

(c) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

(d) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

(e) Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule

144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

(f) Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

11. Lock-Up Agreement. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, an Optionee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act or such longer period (up to 12 months) as may be requested by the Company and the Company’s bankers or Nomad if the Company undertakes a listing of shares on the Alternative Investment Market of the London Stock Exchange or a listing on the Official List of the London Stock Exchange for such underwriting or offering/listing (or such shorter period as may be requested by the Managing Underwriter or Nomad/banker and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12. Governing Law/Venue. This Stock Option Agreement is governed by California State law, except for that body of law pertaining to conflict of laws. Venue for all purposes hereunder shall be San Francisco, California.

13. Entire Agreement. The Plan is incorporated herein by reference. The Notice, the Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. Optionee agrees and acknowledges that the Option is, and the Shares issuable upon exercise of the Option will be, issued in full satisfaction and accord for any and all other securities or rights to acquire other securities (including but not limited to stock options) in the Company that Optionee is or may be entitled to under any prior or contemporaneous written or oral agreements (collectively, “Securities”). Optionee hereby represents and warrants that Optionee has not transferred any such rights it may have held in such Securities. All such Securities, if any, are hereby terminated and cancelled in their entirety in consideration of the grant of this Option.

14. Headings. The captions used in this Stock Option Agreement are inserted for convenience and shall not be deemed a part of this Stock Option Agreement for construction or interpretation.

15. Interpretation. Any dispute regarding the interpretation of this Stock Option Agreement shall be submitted by the Optionee or by the Company to the Board or the Committee that administers the Plan and need not be addressed by the Board or such Committee any earlier than the next regularly scheduled meeting of the Board or such Committee, as applicable, or such later date as is reasonably determined by the Board or such Committee. The resolution of such dispute by the Board or the Committee shall be final and binding on all persons.

16. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

17. Counterparts. This Stock Option Agreement may be executed in two or more counterparts, including facsimile, each of which shall be deemed an original and all of which together shall constitute one document.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

[Signature Page Follows]

In witness whereof, the Company and Optionee have entered into this Stock Option Agreement effective as of             , 200    .

TubeMogul, Inc.

By:
[RECIPIENT]
Name:
Address:
Title:

EXHIBIT A

TUBEMOGUL, INC

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

TubeMogul, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20    , the undersigned,                      (“Purchaser”), hereby elects to purchase                      (                ) shares (the “Shares”) of the Common Stock of TubeMogul, Inc., a California corporation (the “Company”), under and pursuant to the 2007 Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price per share for the Shares shall be                      ($        ) for an aggregate purchase price of $            , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.                      Cash

b.                      Check

c.                      Same day exercise and sale [If Public]

3. [If Public] Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                      (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

7. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on all persons.

11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:	Accepted by:

PURCHASER:	TUBEMOGUL, INC.:

By:
(Signature)	(Signature)

(Print Name)	(Print Name and Title)

Address:	Address:

Spousal Consent

I,                     , spouse of [                    ], have read and hereby approve the foregoing. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Exercise Notice and Option Agreement, I hereby agree to be bound irrevocably by the Exercise Notice and Option Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice or Option Agreement.

Spouse of [ ]

TUBEMOGUL, INC.

2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

(IMMEDIATELY EXERCISABLE)

[name of optionee]

You have been granted an option to purchase Common Stock of TubeMogul, Inc., a California corporation (the “Company”), as follows:

Board Approval Date:

Date of Grant:

Exercise Price per Share:

Number of Option Shares:

Total Exercise Price:

Type of Option:	[ ]	Shares Incentive Stock Option

	[ ]	Shares Nonqualified Stock Option

Expiration Date:

Vesting Commencement Date:

“Continuous Status” means that the employment, director or consulting relationship with the Company, any parent, or subsidiary, has not been interrupted or terminated for any reason. Any notice by the Company to Optionee that Optionee’s relationship with the Company as an employee, director, consultant or Key Advisor has been terminated or Optionee’s termination of such relationship voluntarily, by death or Disability shall constitute automatic termination of Optionee’s Continuous Status but shall not be the sole means of termination of such Optionee’s Continuous Status. Continuous Status as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company in writing or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company in writing shall include sick leave, military leave, or any other personal leave approved in writing by an authorized executive officer of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

Vesting/Exercise Schedule:	This Option may be exercised, in whole or in part, at any time after the Date of Grant provided above. Except as provided in the Stock Option Agreement attached hereto, and . If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

Termination Period:	This Option may only be exercised with respect to shares vested as of the termination of Optionee’s Continuous Status for 90 days after termination of Optionee’s Continuous Status, except as set out in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the TubeMogul, Inc. 2007 Equity Incentive Plan and the Stock Option Agreement.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

The per share Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of the Company’s Common Stock as of the Date of Grant, determined in good faith compliance with the requirements of Section 409A of the Internal Revenue Code. However, there is no guarantee that the Internal Revenue Service will agree with the this determination. A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to you. By signing below, you agree that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by you as a result of such determination by the IRS. You should consult with your own tax advisor regarding the tax consequences of your stock options, including the application of Section 409A.

[name of optionee]	TUBEMOGUL, INC.

By:
(Signature)	Name:	Brett Wilson
	Title:	CEO
Address:	Address:	1250 53rd St., Suite 6, Emeryville, CA 94608-2923

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TUBEMOGUL, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Immediately Exercisable)

1. Grant of Option. TubeMogul, Inc., a California corporation (the “Company”), hereby grants to [name of optionee] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the TubeMogul, Inc. 2007 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

If designated as an Incentive Stock Option (“ISO”), in the event that the Shares subject to this Option (and all other ISOs granted to Optionee by the Company or any parent or subsidiary (each a “Participating Company”), including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonqualified Stock Option, in accordance with Section 5 of the Plan.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 4 below, subject to the limitations contained in this Section 2.

(iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(c) This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A or any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised (i) upon receipt by the Company of such written notice accompanied by the Exercise Price, and (ii) if the Option is exercised with respect to any Unvested Shares (as defined in Section 5), an Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Grant Notice.

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(i) As a condition to the exercise of this Option and as further set forth in Section 8 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(ii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

(d) Election under Section 83(b) of the Code. If the Optionee exercises this Option to purchase shares of Company Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee’s tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee’s original purchase price if the Optionee’s Continuous Status terminates. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. However, an election under Section 83(b) may, under certain circumstances, result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option and the effect of filing or not filing an election under Section 83(b). AN ELECTION UNDER SECTION 83(b) MUST BE FILED, IF AT ALL, WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION, IF APPROPRIATE, IS THE OPTIONEE’S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

(e) Notice to Company. The Optionee will notify the Company in writing if the Optionee files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Optionee evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Optionee in the absence of such an election.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash;

(b) check; or

(c) Commencing at such time as the Company’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the shares for which this Option is exercisable are eligible for public resale under Rule 701 or are registered under a Form S-8 registration statement (or any applicable successor form thereto), and the Company’s stock is

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publicly traded on a national exchange or the Nasdaq Stock Market, by delivery of a properly executed Exercise Notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

4. Termination of Relationship. Following the date of termination of Optionee’s Continuous Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 4. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination. In the event of termination of Optionee’s Continuous Status other than as a result of Optionee’s Disability or death, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice.

(b) Other Terminations. In connection with any termination other than a termination covered by Section 4(a), Optionee may exercise the Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Status as a result of Optionee’s Disability, Optionee may, but only within six (6) months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii) Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an employee or consultant of the Company and having been in Continuous Status since the Date of Grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within six (6) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

5. Unvested Share Repurchase Option.

(a) Grant of Unvested Share Repurchase Option. In the event the Optionee’s Continuous Status is terminated for any reason or no reason, with or without cause, or, if the Optionee, the Optionee’s legal representative, or other holder of shares acquired pursuant to this Agreement, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to a Change in Control as defined below) any Unvested Shares, as defined in Section 5(b) below (the “Unvested Shares”), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 5 (the “Unvested Share Repurchase Option”).

(b) Unvested Shares Defined. The “Unvested Shares” shall mean, on any given date, the number of shares of Company Stock acquired upon exercise of the Option which exceed the vested shares determined as of such date.

(c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) termination of the Optionee’s Continuous Status or (ii) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give written notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option.

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Notwithstanding the preceding sentence, the period during which the Company may exercise the Unvested Share Repurchase Option shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Optionee acquired the Unvested Shares upon exercise of the Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

(d) Payment for Shares and Return of Shares to Company. The purchase price per share being repurchased by the Company (the “Repurchase Price”) shall be an amount equal to the lesser of (a) the Optionee’s original cost per share, or (b) the fair market value of a share of Company Stock determined as of the date of the Company’s written notice pursuant to Section 5(c). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company’s exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any purchase money indebtedness of the Optionee to the Company for the shares shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

(e) Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

(f) Ownership Change Event. Upon the occurrence of a Change in Control, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms “Company Stock” and “Unvested Shares” for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Change in Control. While the aggregate Repurchase Price shall remain the same after such Change in Control, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Change in Control shall be adjusted as appropriate.

6. Escrow.

(a) Appointment of Agent. To ensure that shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Optionee and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Optionee (the “Agent”) to hold any and all Unvested Shares and to sell, assign and transfer to the Company any such Unvested Shares repurchased by the Company pursuant to the Unvested Share Repurchase Option. The Optionee understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Optionee while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

(b) Establishment of Escrow. The Optionee authorizes the Company to deposit with the Agent each certificate evidencing the shares acquired pursuant to this Agreement and an Assignment Separate from Certificate with respect to the shares duly endorsed (with date and number of shares blank) in the form attached to the Grant Notice, to be held by the Agent under the terms and conditions of this Section 6 (the “Escrow”). All ordinary cash dividends on such shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Upon the

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occurrence of an Change in Control or a change in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of his or her ownership of the shares that remain, following such Change in Control or such change, subject to the Unvested Share Repurchase Option shall be immediately subject to the Escrow to the same extent as the shares immediately before such event. The Company shall bear the expenses of the Escrow.

(c) Delivery of Shares to Optionee. The Escrow shall continue with respect to any shares for so long as such shares remain subject to the Unvested Share Repurchase Option. Upon termination of the Unvested Share Repurchase Option with respect to shares, the Company shall so notify the Agent and direct the Agent to deliver such number of shares to the Optionee. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Optionee the shares specified by such notice, and the Escrow shall terminate with respect to such shares. In any event, all shares that have ceased to be subject to the Unvested Share Repurchase Option, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Continuous Status or (ii) the lapse of the Unvested Share Repurchase Option.

(d) Notices and Payments. In the event the shares and any other property held in escrow are subject to the Company’s exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the Agent, and any payment required to be given to the Optionee shall be given to the Agent. Within thirty (30) days after payment by the Company, the Agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

7. Acceleration of Vesting Upon Certain Corporate Transactions. This Option shall be subject to the provisions of Sections 10 and 11 of the Plan relating to the exercisability or termination of the Option in the event of a “Change in Control.” In the event of a “Change in Control” as such transactions are set forth in Section 12 of the Plan (“Corporate Transaction”) prior to termination of Optionee’s Continuous Status for any reason, unless this Option is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Option with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option, then all Shares under this Agreement shall automatically become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. The determination of Option comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. Effective upon the consummation of the Corporate Transaction, all outstanding Options hereunder shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

8. Right Of First Refusal.

(a) Grant of Right of First Refusal. Except as provided in Section 8(g) and Section 9 below, in the event the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 8 (the “Right of First Refusal”).

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(b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

(c) Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 8, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 8. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

(d) Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Optionee shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Optionee acquired the Transfer Shares upon exercise of the Option.

(e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section 8(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 8(d). The Company shall have the right to demand further assurances from the Optionee and the Proposed

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Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 8.

(f) Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 8 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 8 are met.

(g) Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with a Change in Control. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 8(i) result in a termination of the Right of First Refusal.

(h) Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

(i) Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the successor corporation or Parent thereof assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the successor corporation or Parent thereof stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

(j) Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

9. Stock Distributions Subject To Option Agreement. If, from time to time, there is any stock dividend, stock split or other change, in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

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10. Non-Transferability of Option. Except as otherwise set forth in the Notice, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

11. Tax Consequences. Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. if any, which arise in connection with the shares acquired pursuant to the Agreement, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired, or (iii) the lapsing of any restriction with respect to any shares acquired. The Company shall have no obligation to deliver the Shares or to release the Shares from an escrow established pursuant to this Agreement until the tax withholding obligations of the Company, its parent or subsidiaries have been satisfied by the Optionee. THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Incentive Stock Option.

(i) Tax Treatment upon Exercise and Sale of Shares. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(ii) Notice of Disqualifying Dispositions. With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two (2) years after the Option grant date, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

(b) Nonqualified Stock Option. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonqualified Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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12. Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

(a) Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

(b) Optionee acknowledges that these securities are made available to Optionee only on the condition that optionee makes the representations contained in this Section 12 to the Company;

(c) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

(d) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

(e) Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

(f) Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

13. Lock-Up Agreement. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, an Optionee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act or such longer period (up to 12 months) as may be requested by the Company and the Company’s bankers or Nomad if the Company undertakes a listing of shares on the Alternative Investment Market of the London Stock Exchange or a listing on the Official List of the London Stock Exchange for such underwriting or offering/listing (or such shorter period as may be requested by the Managing Underwriter or Nomad/banker and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

14. Governing Law/Venue. This Stock Option Agreement is governed by California State law, except for that body of law pertaining to conflict of laws. Venue for all purposes hereunder shall be San Francisco, California.

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15. Entire Agreement. The Plan is incorporated herein by reference. The Notice, the Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. Optionee agrees and acknowledges that the Option is, and the Shares issuable upon exercise of the Option will be, issued in full satisfaction and accord for any and all other securities or rights to acquire other securities (including but not limited to stock options) in the Company that Optionee is or may be entitled to under any prior or contemporaneous written or oral agreements (collectively, “Securities”). Optionee hereby represents and warrants that Optionee has not transferred any such rights it may have held in such Securities. All such Securities, if any, are hereby terminated and cancelled in their entirety in consideration of the grant of this Option.

16. Headings. The captions used in this Stock Option Agreement are inserted for convenience and shall not be deemed a part of this Stock Option Agreement for construction or interpretation.

17. Interpretation. Any dispute regarding the interpretation of this Stock Option Agreement shall be submitted by the Optionee or by the Company to the Board or the Committee that administers the Plan and need not be addressed by the Board or such Committee any earlier than the next regularly scheduled meeting of the Board or such Committee, as applicable, or such later date as is reasonably determined by the Board or such Committee. The resolution of such dispute by the Board or the Committee shall be final and binding on all persons.

18. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

19. Counterparts. This Stock Option Agreement may be executed in two or more counterparts, including facsimile, each of which shall be deemed an original and all of which together shall constitute one document.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

[Signature Page Follows]

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In witness whereof, the Company and Optionee have entered into this Stock Option Agreement effective as of             , 20    .

[name of optionee]	TubeMogul, Inc.

By:

Address:	Name:	Brett Wilson

	Title:	CEO

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EXHIBIT A

TUBEMOGUL, INC

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

TubeMoguI, Inc.

1250 53rd St., Suite 6,

Emeryville, CA 94608-2923

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20    , the undersigned, [name of optionee] (“Purchaser”), hereby elects to purchase                      (             ) shares (the “Shares”) of the Common Stock of TubeMoguI, Inc., a California corporation (the “Company”), under and pursuant to the 2007 Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated             , 20     (the “Option Agreement”). The purchase price per share for the Shares shall be                  ($        ) for an aggregate purchase price of $        , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

(a)             Cash

(b)             Check

(c)             Same day exercise and sale [If Public]

3. [If Public] Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                              (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend die Broker or the Company against any amounts which may be owing in this regard.

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4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Tax Consultation: Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

7. Election Under Section 83(b) of the Code. Purchaser understands and acknowledges that if Purchaser is exercising the Option to purchase Unvested Shares (i.e., shares that remain subject to the Company’s Unvested Share Repurchase Option), that Purchaser should consult with his/her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed, if at all, no later than thirty (30) days after the date on which Purchaser exercises the Option. Purchaser acknowledges that Purchaser has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to me of exercising the Option and filing or not filing an election under Section 83(b). AN ELECTION UNDER SECTION 83(b) MUST BE FILED, IF AT ALL, WITHIN 30 DAYS AFTER THE DATE ON WHICH PURCHASER PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. PURCHASER ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION, IF APPROPRIATE, IS PURCHASER’S SOLE RESPONSIBILITY, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO FILE SUCH ELECTION ON PURCHASER’S BEHALF.

8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and

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assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:	Accepted by:

PURCHASER:	TUBEMOGUL, INC.:

By:
(Signature)	(Signature)

[name of optionee]
(Print Name)	(Print Name and Title)

Address:	Address:

1250 53rd St., Suite 6
Emeryville, CA 94608-2923

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ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto                                                                                                                                                                     (                ) shares of the Capital Stock of TubeMogul, Inc. standing in the undersigned’s name on the books of said corporation represented by Certificate No.                      herewith and does hereby irrevocably constitute and appoint                                          Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

[name of optionee]
Print Name

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Unvested Share Repurchase Option set forth in the Stock Option Agreement without requiring additional signatures on the part of the Optionee.

Spousal Consent

I,                     , spouse of [name of optionee], have read and hereby approve the foregoing. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Exercise Notice and Option Agreement, I hereby agree to be bound irrevocably by the Exercise Notice and Option Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice or Option Agreement.

Spouse of [name of optionee]

TUBEMOGUL, INC

2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[EMPLOYEE/CONSULTANT RECIPIENT]

You have been granted an option to purchase Common Stock of TubeMogul, Inc., a California corporation (the “Company”), as follows:

Board Approval Date:	[ ]

Date of Grant:	[ ]

Exercise Price per Share:	[$ ]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	$[ ]

Type of Option:	Shares Nonqualified Stock Option with Cliff Vesting

Expiration Date:	[ ]

Vesting Commencement Date:	[ ]

“Continuous Status” means that the employment, director or consulting relationship with the Company, any parent, or subsidiary, has not been interrupted or terminated for any reason. Any notice by the Company to Optionee that Optionee’s relationship with the Company as an employee, director, consultant or Key Advisor has been terminated or Optionee’s termination of such relationship voluntarily, by death or Disability shall constitute automatic termination of Optionee’s Continuous Status but shall not be the sole means of termination of such Optionee’s Continuous Status. Continuous Status as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company in writing or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company in writing shall include sick leave, military leave, or any other personal leave approved in writing by an authorized executive officer of the Company.

Vesting/Exercise Schedule:

Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

So long as Optionee’s Continuous Status with the Company or any subsidiary or parent, as applicable, continues, the Shares underlying this Option shall vest in accordance with the following schedule: (i) the first 25% of the Shares subject to this Option shall vest on the 12 month anniversary date of the Vesting Commencement Date (the “Anniversary Date”); and thereafter (ii) 2.08333% of the Shares subject to this Option shall vest on the first day of each calendar month following the Anniversary Date over the next 36 months. If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

Termination Period:	This Option may only be exercised with respect to shares vested as of the termination of Optionee’s Continuous Status for 90 days after termination of Optionee’s Continuous Status, except as set out in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the TubeMogul, Inc. 2007 Equity Incentive Plan and the Stock Option Agreement.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

TubeMogul, Inc.

(Signature)

By:
[PRINT RECIPIENT NAME]	Name:
Title:

TUBEMOGUL, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. TubeMogul, Inc., a California corporation (the “Company”), hereby grants to [            ] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the TubeMogul, Inc. 2007 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 4 below, subject to the limitations contained in this Section 2.

(iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A or any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii) As a condition to the exercise of this Option and as further set forth in Section 8 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash;

(b) check; or

(c) Commencing at such time as the Company’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the shares for which this Option is exercisable are eligible for public resale under Rule 701 or are registered under a Form S-8 registration statement (or any applicable successor form thereto), and the Company’s stock is publicly traded on a national exchange or the Nasdaq Stock Market, by delivery of a properly executed Exercise Notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

4. Termination of Relationship. Following the date of termination of Optionee’s Continuous Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 4. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination. In the event of termination of Optionee’s Continuous Status other than as a result of Optionee’s Disability or death, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice.

(b) Other Terminations. In connection with any termination other than a termination covered by Section 4(a), Optionee may exercise the Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Status as a result of Optionee’s Disability, Optionee may, but only within six (6) months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii) Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an employee or consultant of the Company and having been in Continuous Status since the Date of Grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within six (6) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

5. Acceleration of Vesting Upon Certain Corporate Transactions. This Option shall be subject to the provisions of Sections 10 and 11 of the Plan relating to the exercisability or termination of the Option in the event of a “Change in Control.” In the event of a “Change in Control” as such transactions are set forth in Section 10 of the Plan (“Corporate Transaction”) prior to termination of Optionee’s Continuous Status for any reason, unless this Option is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Option with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option, then all Shares under this Agreement shall automatically become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. The determination of Option comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. Effective upon the consummation of the Corporate Transaction, all outstanding Options hereunder shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

6. Right Of First Refusal.

(a) Grant of Right of First Refusal. Except as provided in Section 6(g) and Section 8 below, in the event the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of the Company or its parent or subsidiaries, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 6 (the “Right of First Refusal”).

(b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

(c) Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 6, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 6. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

(d) Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company or its parent or any subsidiaries shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Optionee shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Optionee acquired the Transfer Shares upon exercise of the Option.

(e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section 6(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety

(90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 6(d). The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 6.

(f) Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 6 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 6 are met.

(g) Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with a Change in Control. If the consideration received pursuant to such transfer or exchange consists of stock of a the Company or its parent or any subsidiaries, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 6(i) result in a termination of the Right of First Refusal.

(h) Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

(i) Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the successor corporation or Parent thereof assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the successor corporation or Parent thereof stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

(j) Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

7. Stock Distributions Subject To Option Agreement.

If, from time to time, there is any stock dividend, stock split or other change, in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

8. Non-Transferability of Option. Except as otherwise set forth in the Notice, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Tax Consequences. The Company and its parent and subsidiaries shall assess tax, social insurance and National Insurance Contribution liability and requirements in connection with the Optionee’s participation in the Plan, including, without limitation, those associated with the grant, vesting or exercise of the Options or subsequent sale of the Shares (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s or any parent or subsidiary’s actions in this regard, the Optionee hereby acknowledges and agrees that the Tax Liability shall be the Optionee’s ultimate responsibility and liability. The Optionee agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its parents or subsidiaries to enable them to satisfy all withholding, payment and/or collection requirements associated with the satisfaction of the Tax Liability, including authorizing the Company or its parents or subsidiaries to: (i) withhold all applicable amounts from the Optionee’s wages or other cash compensation due to the Optionee, in accordance with any requirements under the laws, rules, and regulations of the country of which the Optionee is a resident, and (ii) act as the Optionee’s agent to sell sufficient Shares for the proceeds to settle such requirements. Furthermore, the Optionee agrees to pay the Company or the parent or subsidiary any amount the Company or any parent or subsidiary may be required to withhold, collect or pay as a result of the Optionee’s participation in the Plan or that cannot be satisfied by deduction from the Optionee’s wages or other cash compensation paid to the Optionee by the Company or the parent or subsidiary or sale of the Shares acquired under the Plan. The Optionee acknowledges that he or she may not participate in the Plan and the Company and the parent or subsidiary shall have no obligation to deliver Shares until the Tax Liability has been fully satisfied by the Optionee.

10. Service Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

(a) Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

(b) Optionee acknowledges that these securities are made available to Optionee only on the condition that optionee makes the representations contained in this Section 8 to the Company;

(c) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

(d) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

(e) Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

(f) Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

11. Lock-Up Agreement. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, an Optionee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act or such longer period (up to 12 months) as may be requested by the Company and the Company’s bankers or Nomad if the Company undertakes a listing of shares on the Alternative Investment Market of the London Stock Exchange or a listing on the Official List of the London Stock Exchange for such underwriting or offering/listing (or such shorter period as may be requested by the Managing Underwriter or Nomad/banker and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12. Employment and Service Acknowledgments. In accepting the Option, the Optionee acknowledges and agrees as follows:

(a) Any notice period mandated under applicable laws shall not be treated as continuous service for the purpose of determining the vesting of the Option; and the Optionee’s right to receive Shares in settlement of the Options after termination of service, if any, will be measured by the date of termination of the Optionee’s service and will not be extended by any notice period mandated under applicable laws. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s service has terminated and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(c) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(d) The Optionee’s participation in the Plan shall not create a right to continued service with the Company (or any parent or subsidiary) nor interfere in any way with any right of the Optionee’s employer to terminate the Optionee’s service as a director, an employee or consultant, as the case may be, at any time, subject to and in accordance with applicable law.

(e) The Optionee is voluntarily participating in the Plan.

(f) The Option is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any parent or subsidiary), and which is outside the scope of the Optionee’s employment contract, if any.

(g) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance payments, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. This applies to any payment even in those jurisdictions requiring such payments upon termination of employment.

(h) In the event that the Optionee is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company.

(i) In the event that the Optionee is not an employee of the Company’s parent or subsidiary, the Option grant will not be interpreted to form an employment contract or relationship with a such parent or subsidiary.

(j) The future value of the Shares is unknown and cannot be predicted with certainty. If the Optionee obtains Shares upon exercise of the Options, the value of those Shares may increase or decrease.

13. Data Privacy Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by and among the Company and each of its parents or subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company (or any parent or subsidiary) holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Shares acquired upon settlement of the Option. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s local human resources representative.

14. Foreign Exchange. The Optionee acknowledges and agrees that it is Optionee’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the issuance and delivery of Shares pursuant to the exercise of the Option and that the Optionee shall be responsible for any reporting of inbound and/or outbound international fund transfers required under applicable law. The Optionee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Optionee’s specific situation.

15. Language. If the Optionee has received this Agreement or any other Plan document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version shall control.

16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17. Country-Specific Terms and Conditions. Notwithstanding any other provision of this Agreement to the contrary, the Option shall be subject to the specific terms and conditions, if any, set forth in the Addendum to this Agreement which are applicable to the Optionee’s country of residence, the provisions of which are incorporated in and constitute part of this Agreement. Moreover, if the Optionee relocates to one of the countries included in the Addendum, the specific terms and conditions applicable to such country will apply to the Option to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan or this Agreement.

18. Governing Law/Venue. This Stock Option Agreement is governed by California State law, except for that body of law pertaining to conflict of laws. Venue for all purposes hereunder shall be San Francisco, California.

19. Entire Agreement. The Plan is incorporated herein by reference. The Notice, the Plan and this Stock Option Agreement (including any addenda) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. Optionee agrees and acknowledges that the Option is, and the Shares issuable upon exercise of the Option will be, issued in full satisfaction and accord for any and all other securities or rights to acquire other securities (including but not limited to stock options) in the Company that Optionee is or may be entitled to under any prior or contemporaneous written or oral agreements (collectively, “Securities”). Optionee hereby represents and warrants that Optionee has not transferred any such rights it may have held in such Securities. All such Securities, if any, are hereby terminated and cancelled in their entirety in consideration of the grant of this Option.

20. Headings. The captions used in this Stock Option Agreement are inserted for convenience and shall not be deemed a part of this Stock Option Agreement for construction or interpretation.

21. Interpretation. Any dispute regarding the interpretation of this Stock Option Agreement shall be submitted by the Optionee or by the Company to the Board or the Committee that administers the Plan and need not be addressed by the Board or such Committee any earlier than the next regularly scheduled meeting of the Board or such Committee, as applicable, or such later date as is reasonably determined by the Board or such Committee. The resolution of such dispute by the Board or the Committee shall be final and binding on all persons.

22. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this

Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

23. Counterparts. This Stock Option Agreement may be executed in two or more counterparts, including facsimile, each of which shall be deemed an original and all of which together shall constitute one document.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO APPLICABLE LAW

ADDENDUM

ADDITIONAL TERMS AND CONDITIONS OF

TUBEMOGUL, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FOR

NON-U.S. PARTICIPANTS

I understand that this Addendum includes special terms and conditions applicable to me if I reside in one of the countries below. These terms and conditions are in addition to those set forth in this Option Agreement and the Plan. Any capitalized term used in this Addendum without definition shall have the meaning ascribed to it in this Option Agreement or the Plan, as applicable.

I further understand that this Addendum also includes information relating to laws and regulatory requirements of which I should be aware with respect to my participation in the Plan. The information is based on the laws in effect in the respective countries as of August 2012. Such laws are often complex and change frequently. As a result, I understand that the Company strongly recommends that I not rely on the information herein as the only source of information relating to the consequences of my participation in the Plan because the information may be out of date at the time that I exercise the Option or sell Shares purchased under the Plan.

Finally, I understand that if I am a citizen or resident of a country other than the one in which I am currently working, transfer employment after grant of the Option, or am considered a resident of another country for local law purposes, the information contained herein may not apply to me, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

AUSTRALIA

Exchange Control

I understand and acknowledge that I may be responsible for reporting cash transactions inbound and/or outbound that exceed a certain amount. I also may be responsible for reporting inbound and/or outbound international fund transfers of any value, which do not involve a local bank. I understand that I am encouraged to consult my personal tax and legal advisors on these and any other matters related to my participation in the Plan.

CANADA

Form of Payment

Notwithstanding anything to the contrary in the Plan or this Option Agreement, including without limitation, I am prohibited from surrendering Shares of stock to pay the Exercise Price or to settle any Tax Liability in connection with the Option.

Language Consent

The parties acknowledge that it is their express wish that this Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

SINGAPORE

Securities Law Notice

The grant of the Option under the Plan is offered on a private basis and is therefore exempt from registration in Singapore.

Director Notification Obligation

If you are a director, associate director or shadow director of the Company’s Singapore subsidiary, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company’s Singapore subsidiary in writing when you receive an interest (e.g., the Option) in the Company or any parent, subsidiary or affiliate. These notifications must be made within two days of acquiring or disposing of any interest in the Company or any parent, subsidiary or affiliate. In addition, a notification of your interests in the Company or any parent, subsidiary or affiliate must be made within two days of becoming a director.

UNITED KINGDOM

Securities Law Notice

This Option Agreement does not constitute an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the Option are exclusively available in the UK to bona fide employees and former employees of the Company or its UK related subsidiaries.

[Signature Page Follows]

In witness whereof, the Company and Optionee have entered into this Stock Option Agreement effective as of                     , 200    .

TubeMogul, Inc.

By:
[RECIPIENT]
Name:
Address:
Title:

EXHIBIT A

TUBEMOGUL, INC

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

TubeMogul, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,            , 20    , the undersigned,              (“Purchaser”), hereby elects to purchase                      (                ) shares (the “Shares”) of the Common Stock of TubeMogul, Inc., a California corporation (the “Company”), under and pursuant to the 2007 Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price per share for the Shares shall be                      ($        ) for an aggregate purchase price of $        , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.              Cash

b.              Check

c.              Same day exercise and sale [If Public]

3. [If Public] Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                              (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax, social insurance and National Insurance Contribution withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard.

7. Entire Agreement. The Plan and Option Agreement (including addenda) are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on all persons.

11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:	Accepted by:

PURCHASER:	TUBEMOGUL, INC.:

By:
(Signature)	(Signature)

(Print Name)	(Print Name and Title)

Address:	Address:

Spousal Consent

I,                             , spouse of [            ], have read and hereby approve the foregoing. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Exercise Notice and Option Agreement, I hereby agree to be bound irrevocably by the Exercise Notice and Option Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice or Option Agreement.

Spouse of [ ]

TUBEMOGUL, INC.

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

TubeMogul, Inc. (the “Company”) has granted to the Grantee an award (the “Award”) of certain units pursuant to the TubeMogul, Inc. 2007 Equity Compensation Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Common Stock, as follows:

Grantee:

Date of Grant:

Total Number of Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.

Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Unit becomes a Vested Unit.

Expiration Date:	The [ ]th anniversary[1] of the Date of Grant.

Vesting Start Date:

Vested Units:	The vesting of each Unit requires the satisfaction on or before the Expiration Date of both an event condition and a service condition. No Units will vest and become Vested Units (in whole or in part) if only one (or if neither) condition is satisfied. The event condition will be satisfied on the Liquidity Event Date. The service condition is satisfied upon the Grantee’s completion of a required period of Continuous Service from the Vesting Start Date. Except as provided in the Restricted Stock Units Agreement and provided that the Grantee’s Continuous Service has not terminated prior to the applicable date, the number of Vested Units (disregarding any resulting fractional Unit) as of any date is determined by multiplying the Total Number of Units by the “Vested Ratio” determined as of such date as follows:

Vested Ratio

(a)	Prior to Liquidity Event Date	0

(b)	If, on Liquidity Event Date, less than one full year has elapsed from Vesting Start Date, then:

	(i) on Liquidity Event Date	0

	(ii) on first anniversary of Vesting Start Date	1/4

Plus

	(iii) for each additional period of 3 full months of the Grantee’s Continuous Service from the first anniversary of Vesting Start Date until the Vested Ratio equals 1/1, an additional	1/16

(c)	If, on Liquidity Event Date, at least one full year has elapsed from Vesting Start Date, then:

	(i) on Liquidity Event Date	1/16 for each period of 3 full months elapsed from Vesting Start Date

Plus

[1]	IMPORTANT NOTE: To ensure that the award results in compensation that is exempt from IRC 409A as a short-term deferral, the Expiration Date must establish a vesting condition under which the possibility of forfeiture is substantial. There must be a substantial possibility that a Liquidity Event will not occur prior to the Expiration Date. For example, the possibility of forfeiture would likely not be substantial if an RSU Award is granted with a 7-year term after the Company has already filed an S-1 registration statement or has entered into a definitive merger agreement to be acquired.

(ii)	for each additional period of 3 full months of the Grantee’s continuous service until the Vested Ratio equals 1/1, an additional	1/16

By their signatures below, the Company and the Grantee agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Units Agreement, both of which are made a part of this document. The Grantee acknowledges receipt of copies of the Plan and the Restricted Stock Units Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Award subject to all of their terms and conditions.

TUBEMOGUL, INC.		GRANTEE

By:
	[officer name]	Signature
[officer title]
Date
Address:
Address

ATTACHMENTS:              2007 Equity Compensation Plan, as amended to the Date of Grant and Restricted Stock Units Agreement

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THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

TUBEMOGUL, INC.

RESTRICTED STOCK UNITS AGREEMENT

TubeMogul, Inc. has granted to the Grantee named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms conditions of the TubeMogul, Inc. 2007 Equity Compensation Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Grantee: (a) acknowledges receipt of and represents that the Grantee has read and is familiar with the Grant Notice, this Agreement and the Plan, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Agreement or the Plan.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan, unless otherwise defined herein or as follows:

(a) “Continuous Service” means that the employment, director or consulting relationship with the Company, any parent, or subsidiary, has not been interrupted or terminated for any reason. Any notice by the Company to Grantee that Grantee’s relationship with the Company as an employee, director, consultant or Key Advisor has been terminated or Grantee’s termination of such relationship voluntarily, by death or Disability shall constitute automatic termination of Grantee’s Continuous Service but shall not be the sole means of termination of such Grantee’s Continuous Service. Continuous Service as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company in writing or (ii) transfers between locations of the Company or between the Company, its parent, any subsidiary, or any successor. A leave of absence approved by the Company in writing shall include sick leave, military leave, or any other personal leave approved in writing by an authorized executive officer of the Company.

(b) “Dividend Equivalent Units” mean additional Restricted Stock Units credited pursuant to Section 3.3.

(c) “Initial Public Offering” means the closing of the initial underwritten public offering of securities of the class of equity securities then subject to the Award pursuant to an effective registration statement filed under the Securities Act.

(d) “Liquidity Event Date” means the first to occur, if any, of: (i) the date that is the earlier of (A) six (6) months after the effective date of the Initial Public Offering or (B) the 15th day of the third month following the end of the later of (x) the Company’s fiscal year in which the Initial Public Offering is declared effective; and (y) the calendar year in which the Initial Public Offering is declared effective; and (ii) the time immediately prior to the consummation of a Change in Control.

(e) “Units” mean the Restricted Stock Units originally granted pursuant to the Award and the Dividend Equivalent Units credited pursuant to the Award, as both shall be adjusted from time to time pursuant to Section 10.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award shall be determined by the Committee. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

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3. THE AWARD.

3.1 Grant of Units. On the Date of Grant, the Grantee shall acquire, subject to the provisions of this Agreement, the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 3.3 and Section 10. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Company Stock.

3.2 No Monetary Payment Required. The Grantee is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Company Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered or future services to be rendered. Notwithstanding the foregoing, if required by applicable law, the Grantee shall furnish consideration in the form of cash or past services rendered to the Company or any parent or subsidiary or for its benefit having a value not less than the par value of the shares of Company Stock issued upon settlement of the Units.

3.3 Dividend Equivalent Units. On the date that the Company pays a cash dividend to holders of Stock generally, the Grantee shall be credited with a number of additional whole Dividend Equivalent Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Stock on such date and (ii) the sum of the Total Number of Units and the number of Dividend Equivalent Units previously credited to the Grantee pursuant to the Award and which have not been settled or forfeited pursuant to the Company Reacquisition Right (as defined below) as of such date, by (b) the Fair Market Value per share of Stock on such date. Any resulting fractional Dividend Equivalent Unit shall be rounded to the nearest whole number. Such additional Dividend Equivalent Units shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Units originally subject to the Award with respect to which they have been credited.

3.4 Termination of the Award. The Award shall terminate and no shares of Stock shall thereafter be issued in settlement of the Award after the first to occur of (a) the Expiration Date, (b) the date of the Grantee’s termination of Continuous Service, or (c) a Change in Control to the extent provided in Section 8.

4. VESTING OF UNITS.

4.1 Normal Vesting. Units acquired pursuant to this Agreement shall become Vested Units as provided in the Grant Notice. Dividend Equivalent Units shall become Vested Units at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.

4.2 Effect of Termination of Continuous Service Prior to Liquidity Event Date. If the Grantee’s Continuous Service terminates for any reason prior to the Liquidity Event Date, then:

(a) all Units for which the service condition as set forth in the Grant Notice has not been satisfied shall be subject to the Company Reacquisition Right immediately upon the Grantee’s termination of Continuous Service; and

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(b) and all Units for which the service condition as set forth in the Grant Notice has been satisfied as of the date of such termination of Continuous Service shall not then be subject to the Company Reacquisition Right, but instead shall become Vested Units, if at all, upon the subsequent occurrence of Liquidity Event Date prior to the Expiration Date.

4.3 Effect of Termination of Continuous Service on or after Liquidity Event Date. If the Grantee’s Continuous Service terminates for any reason on or after the Liquidity Event Date, then all Units that are not then Vested Units shall be subject to the Company Reacquisition Right immediately upon the Grantee’s termination of Continuous Service.

5. COMPANY REACQUISITION RIGHT.

5.1 Grant of Company Reacquisition Right. In the event that the Grantee’s Continuous Service terminates for any reason or no reason, with or without cause, the Grantee shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), except as otherwise provided in Section 4, above, and the Grantee shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2 Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of a dividend or distribution to the stockholders of the Company paid in shares of Company Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 10, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which the Grantee is entitled by reason of the Grantee’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to such event.

6. SETTLEMENT OF THE AWARD.

6.1 Issuance of Shares of Company Stock. Subject to the provisions of Section 6.3 below, the Company shall issue to the Grantee on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Company Stock. Shares of Company Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s trading compliance policy.

6.2 Beneficial Ownership of Shares; Certificate Registration. The Grantee hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Grantee pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Grantee shall be registered in the name of the Grantee, or, if applicable, in the names of the heirs of the Grantee.

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6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Company Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Company Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

7. TAX WITHHOLDING.

7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Grantee hereby authorizes withholding from payroll and any other amounts payable to the Grantee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Company, or any parent or subsidiary if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Company Stock in settlement thereof. The Company shall have no obligation to deliver shares of Company Stock until the tax withholding obligations have been satisfied by the Grantee.

7.2 Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s trading compliance policy, if permitted by the Company, the Grantee may satisfy tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Grantee to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.

7.3 Withholding in Shares. The Company shall have the right, but not the obligation, to require the Grantee to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Grantee in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

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8. EFFECT OF CHANGE IN CONTROL.

This Award shall be subject to the provisions of Sections 10 and 11 of the Plan relating to the vesting and settlement of the Units in the event of a “Change in Control.” In the event of a “Change in Control” as such transactions are set forth in Section 10 of the Plan (“Corporate Transaction”) prior to termination of Grantee’s Continuous Service for any reason, unless this Award is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Award, then all Units under this Agreement shall automatically become fully vested and settled immediately prior to the effective date of such Corporate Transaction. The determination of Award comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. Effective upon the consummation of the Corporate Transaction, all outstanding Units hereunder shall terminate and cease remain outstanding, except to the extent assumed by the successor corporation or its Parents.

9. RIGHT OF FIRST REFUSAL.

9.1 Grant of Right of First Refusal. Except as provided in Section 9.6 below, in the event of the Grantee, the Grantee’s legal representative, or other holder of shares acquired upon settlement of the Award proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of the Company or any parent or subsidiary shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 9 (the “Right of First Refusal”).

9.2 Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Grantee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Grantee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Grantee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Grantee and the Proposed Transferee and must constitute a binding commitment of the Grantee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

9.3 Bona Fide Transfer. If the Company determines that the information provided by the Grantee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Grantee written notice of the Grantee’s failure to comply with the procedure described in this Section 9, and the Grantee shall

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have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 9. The Grantee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

9.4 Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Grantee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Grantee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Grantee or issued by a person other than the Grantee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Grantee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Grantee to the Company or any parent or subsidiary shall be treated as payment to the Grantee in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Grantee shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Grantee acquired the Transfer Shares upon exercise of the Award.

9.5 Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Grantee otherwise agree) within the period specified in Section 9.4, the Grantee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 9.4. The Company shall have the right to demand further assurances from the Grantee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in this Section 9.

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9.6 Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 9 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon settlement of the Award shall be void unless the provisions of this Section 9 are met.

9.7 Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon settlement of the Award if such transfer or exchange is in connection with a Change in Control. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 9.9 result in a termination of the Right of First Refusal.

9.8 Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

9.9 Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the successor corporation or substantially equivalent option for the successor corporation or Parent thereof stock for the Award, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

9.10 Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Company Stock subject to the provisions of this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Grantee in order to carry out the provisions of this Section 9.

10. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Company Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Company Stock (other than regular, periodic cash dividends paid on Company Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of

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Stock, appropriate and proportionate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Grantee’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which the Grantee is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

11. RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Grantee shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 3.3 and Section 10. If the Grantee is an Employee, the Grantee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement, the Grantee’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Grantee any right to continue in the Continuous Service of the Company or any parent or subsidiary or interfere in any way with any of their rights to terminate the Grantee’s Continuous Service at any time.

12. LEGENDS.

The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Grantee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

12.1 “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

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12.2 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

13. COMPLIANCE WITH SECTION 409A.

It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in amounts treated as deferred compensation subject to Section 409A of the Code shall comply in all respects with the applicable requirements of Section 409A of the Code (including applicable regulations or other administrative guidance thereunder, as determined by the Board in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. In connection with effecting such compliance with Section 409A of the Code, the following shall apply:

13.1 Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Grantee’s termination of Continuous Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) shall be paid unless and until the Grantee has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Grantee is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Grantee’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Grantee’s separation from service shall be paid to the Grantee before the date (the “Delayed Payment Date”) which is first day of the seventh month after the date of the Grantee’s separation from service or, if earlier, the date of the Grantee’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.

13.2 Other Changes in Time of Payment. Neither the Grantee nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.

13.3 Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Grantee under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Grantee. The Grantee hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Grantee in connection with the Award, including as a result of the application of the Section 409A Regulations.

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13.4 Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of the Section 409A Regulations to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Grantee, including as a result of the application of the Section 409A Regulations to the Award. The Grantee hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.

14. LOCK-UP AGREEMENT.

The Grantee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Grantee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering; provided, further, however, that such one hundred eighty (180) day period may be extended for an additional period, not to exceed twenty (20) days, upon the request of the Company or the underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Grantee hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.

15. MISCELLANEOUS PROVISIONS.

15.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Grantee’s rights under this Agreement without the consent of the Grantee unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A of the Code. No amendment or addition to this Agreement shall be effective unless in writing.

15.2 Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Grantee or the Grantee’s beneficiary, except transfer by will or by the laws of descent and distribution.

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15.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

15.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Grantee and the Grantee’s heirs, executors, administrators, successors and assigns.

15.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Grantee by the Company or any parent or subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, any reports of the Company provided generally to the Company’s stockholders, and any such other documents relating to this Award may be delivered to the Grantee electronically. In addition, if permitted by the Company, the Grantee may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Grantee acknowledges that the Grantee has read Section 15.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 15.5(a). The Grantee acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke his or her consent to the electronic delivery of documents described in Section 15.5(a) or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Grantee understands that he or she is not required to consent to electronic delivery of documents described in Section 15.5(a).

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15.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan shall constitute the entire understanding and agreement of the Grantee and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Grantee and the Company and any parent or subsidiary with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.

15.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

15.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

TUBEMOGUL, INC.

RESTRICTED STOCK UNITS AGREEMENT

TubeMogul, Inc. has granted to the Grantee named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms conditions of the TubeMogul, Inc. 2007 Equity Compensation Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Grantee: (a) acknowledges receipt of and represents that the Grantee has read and is familiar with the Grant Notice, this Agreement and the Plan, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Agreement or the Plan.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan, unless otherwise defined herein or as follows:

(a) “Continuous Service” means that the employment, director or consulting relationship with the Company, any parent, or subsidiary, has not been interrupted or terminated for any reason. Any notice by the Company to Grantee that Grantee’s relationship with the Company as an employee, director, consultant or Key Advisor has been terminated or Grantee’s termination of such relationship voluntarily, by death or Disability shall constitute automatic termination of Grantee’s Continuous Service but shall not be the sole means of termination of such Grantee’s Continuous Service. Continuous Service as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company in writing or (ii) transfers between locations of the Company or between the Company, its parent, any subsidiary, or any successor. A leave of absence approved by the Company in writing shall include sick leave, military leave, or any other personal leave approved in writing by an authorized executive officer of the Company.

(b) “Dividend Equivalent Units” mean additional Restricted Stock Units credited pursuant to Section 3.3.

(c) “Initial Public Offering” means the closing of the initial underwritten public offering of securities of the class of equity securities then subject to the Award pursuant to an effective registration statement filed under the Securities Act.

(d) “Liquidity Event Date” means the first to occur, if any, of: (i) the date that is the earlier of (A) six (6) months after the effective date of the Initial Public Offering or (B) the 15th day of the third month following the end of the later of (x) the Company’s fiscal year in which the Initial Public Offering is declared effective; and (y) the calendar year in which the Initial Public Offering is declared effective; and (ii) the time immediately prior to the consummation of a Change in Control.

(e) “Units” mean the Restricted Stock Units originally granted pursuant to the Award and the Dividend Equivalent Units credited pursuant to the Award, as both shall be adjusted from time to time pursuant to Section 10.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award shall be determined by the Committee. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

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3. THE AWARD.

3.1 Grant of Units. On the Date of Grant, the Grantee shall acquire, subject to the provisions of this Agreement, the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 3.3 and Section 10. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Company Stock.

3.2 No Monetary Payment Required. The Grantee is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Company Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered or future services to be rendered. Notwithstanding the foregoing, if required by applicable law, the Grantee shall furnish consideration in the form of cash or past services rendered to the Company or any parent or subsidiary or for its benefit having a value not less than the par value of the shares of Company Stock issued upon settlement of the Units.

3.3 Dividend Equivalent Units. On the date that the Company pays a cash dividend to holders of Stock generally, the Grantee shall be credited with a number of additional whole Dividend Equivalent Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Stock on such date and (ii) the sum of the Total Number of Units and the number of Dividend Equivalent Units previously credited to the Grantee pursuant to the Award and which have not been settled or forfeited pursuant to the Company Reacquisition Right (as defined below) as of such date, by (b) the Fair Market Value per share of Stock on such date. Any resulting fractional Dividend Equivalent Unit shall be rounded to the nearest whole number. Such additional Dividend Equivalent Units shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Units originally subject to the Award with respect to which they have been credited.

3.4 Termination of the Award. The Award shall terminate and no shares of Stock shall thereafter be issued in settlement of the Award after the first to occur of (a) the Expiration Date, (b) the date of the Grantee’s termination of Continuous Service, or (c) a Change in Control to the extent provided in Section 8.

4. VESTING OF UNITS.

4.1 Normal Vesting. Units acquired pursuant to this Agreement shall become Vested Units as provided in the Grant Notice. Dividend Equivalent Units shall become Vested Units at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.

4.2 Effect of Termination of Continuous Service Prior to Liquidity Event Date. If the Grantee’s Continuous Service terminates for any reason prior to the Liquidity Event Date, then:

(a) all Units for which the service condition as set forth in the Grant Notice has not been satisfied shall be subject to the Company Reacquisition Right immediately upon the Grantee’s termination of Continuous Service; and

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(b) and all Units for which the service condition as set forth in the Grant Notice has been satisfied as of the date of such termination of Continuous Service shall not then be subject to the Company Reacquisition Right, but instead shall become Vested Units, if at all, upon the subsequent occurrence of Liquidity Event Date prior to the Expiration Date.

4.3 Effect of Termination of Continuous Service on or after Liquidity Event Date. If the Grantee’s Continuous Service terminates for any reason on or after the Liquidity Event Date, then all Units that are not then Vested Units shall be subject to the Company Reacquisition Right immediately upon the Grantee’s termination of Continuous Service.

5. COMPANY REACQUISITION RIGHT.

5.1 Grant of Company Reacquisition Right. In the event that the Grantee’s Continuous Service terminates for any reason or no reason, with or without cause, the Grantee shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), except as otherwise provided in Section 4, above, and the Grantee shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2 Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of a dividend or distribution to the stockholders of the Company paid in shares of Company Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 10, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which the Grantee is entitled by reason of the Grantee’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to such event.

6. SETTLEMENT OF THE AWARD.

6.1 Issuance of Shares of Company Stock. Subject to the provisions of Section 6.3 below, the Company shall issue to the Grantee on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Company Stock. Shares of Company Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s trading compliance policy.

6.2 Beneficial Ownership of Shares; Certificate Registration. The Grantee hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Grantee pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Grantee shall be registered in the name of the Grantee, or, if applicable, in the names of the heirs of the Grantee.

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6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Company Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Company Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

7. TAX WITHHOLDING.

7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Grantee hereby authorizes withholding from payroll and any other amounts payable to the Grantee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance contributions or National Insurance Contributions) withholding obligations of the Company, or any parent or subsidiary if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Company Stock in settlement thereof (“Tax Obligations”). The Company shall have no obligation to deliver shares of Company Stock until the Tax Obligations have been satisfied by the Grantee.

7.2 Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s trading compliance policy, if permitted by the Company, the Grantee may satisfy Tax Obligations in accordance with procedures established by the Company providing for delivery by the Grantee to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.

7.3 Withholding in Shares. The Company shall have the right, but not the obligation, to require the Grantee to satisfy all or any portion of the Company or its parent(s) or subsidiaries Tax Obligations by deducting from the shares of Stock otherwise deliverable to the Grantee in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

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7.4 Tax Acknowledgments. Regardless of any action of the Company or any parent or subsidiary of the Company, Grantee acknowledges and agrees that the ultimate liability for all Tax Obligations is and remains Grantee’s responsibility and may exceed the amount actually withheld. Grantee further acknowledges that the Company and the and its parent(s) and subsidiaries: (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award or the shares of Stock issued in settlement thereof; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate Grantee’s liability for Tax Obligations or achieve any particular tax result.

8. EFFECT OF CHANGE IN CONTROL.

This Award shall be subject to the provisions of Sections 10 and 11 of the Plan relating to the vesting and settlement of the Units in the event of a “Change in Control.” In the event of a “Change in Control” as such transactions are set forth in Section 10 of the Plan (“Corporate Transaction”) prior to termination of Grantee’s Continuous Service for any reason, unless this Award is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Award, then all Units under this Agreement shall automatically become fully vested and settled immediately prior to the effective date of such Corporate Transaction. The determination of Award comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. Effective upon the consummation of the Corporate Transaction, all outstanding Units hereunder shall terminate and cease remain outstanding, except to the extent assumed by the successor corporation or its Parents.

9. RIGHT OF FIRST REFUSAL.

9.1 Grant of Right of First Refusal. Except as provided in Section 9.6 below, in the event of the Grantee, the Grantee’s legal representative, or other holder of shares acquired upon settlement of the Award proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of the Company or any parent or subsidiary shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 9 (the “Right of First Refusal”).

9.2 Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Grantee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Grantee proposes to transfer any Transfer Shares to

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more than one Proposed Transferee, the Grantee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Grantee and the Proposed Transferee and must constitute a binding commitment of the Grantee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

9.3 Bona Fide Transfer. If the Company determines that the information provided by the Grantee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Grantee written notice of the Grantee’s failure to comply with the procedure described in this Section 9, and the Grantee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 9. The Grantee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

9.4 Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Grantee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Grantee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Grantee or issued by a person other than the Grantee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Grantee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Grantee to the Company or any parent or subsidiary shall be treated as payment to the Grantee in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Grantee shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Grantee acquired the Transfer Shares upon exercise of the Award.

9.5 Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Grantee otherwise agree) within the period specified in Section 9.4, the Grantee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 9.4. The Company shall have the right to demand

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further assurances from the Grantee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in this Section 9.

9.6 Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 9 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon settlement of the Award shall be void unless the provisions of this Section 9 are met.

9.7 Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon settlement of the Award if such transfer or exchange is in connection with a Change in Control. If the consideration received pursuant to such transfer or exchange consists of stock of the Company or its parent(s) or subsidiaries, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 9.9 result in a termination of the Right of First Refusal.

9.8 Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

9.9 Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the successor corporation or substantially equivalent option for the successor corporation or Parent thereof stock for the Award, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

9.10 Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Company Stock subject to the provisions of this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Grantee in order to carry out the provisions of this Section 9.

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10. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Company Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Company Stock (other than regular, periodic cash dividends paid on Company Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Grantee’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which the Grantee is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

11. RIGHTS AS A STOCKHOLDER.

The Grantee shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 3.3 and Section 10.

12. LEGENDS.

The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Grantee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

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12.1 “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

12.2 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

13. COMPLIANCE WITH SECTION 409A.

It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in amounts treated as deferred compensation subject to Section 409A of the Code shall comply in all respects with the applicable requirements of Section 409A of the Code (including applicable regulations or other administrative guidance thereunder, as determined by the Board in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. In connection with effecting such compliance with Section 409A of the Code, the following shall apply:

13.1 Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Grantee’s termination of Continuous Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) shall be paid unless and until the Grantee has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Grantee is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Grantee’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Grantee’s separation from service shall be paid to the Grantee before the date (the “Delayed Payment Date”) which is first day of the seventh month after the date of the Grantee’s separation from service or, if earlier, the date of the Grantee’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.

13.2 Other Changes in Time of Payment. Neither the Grantee nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.

13.3 Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Grantee under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in

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such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Grantee. The Grantee hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Grantee in connection with the Award, including as a result of the application of the Section 409A Regulations.

13.4 Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of the Section 409A Regulations to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Grantee, including as a result of the application of the Section 409A Regulations to the Award. The Grantee hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.

14. LOCK-UP AGREEMENT.

The Grantee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Grantee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering; provided, further, however, that such one hundred eighty (180) day period may be extended for an additional period, not to exceed twenty (20) days, upon the request of the Company or the underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Grantee hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.

15. DATA PRIVACY CONSENT.

Grantee understands that the Company and its parent(s) or subsidiaries may collect, where permissible under applicable law certain personal information about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards granted under the Plan or any other entitlement to shares of Stock awarded, canceled, vested, unvested or outstanding in Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

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Grantee understands that Company may transfer Grantee’s Data to the United States, which is not considered by the European Commission to have data protection laws equivalent to the laws in Grantee’s country. Grantee understands that the Company will transfer Grantee’s Data to its designated broker, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different data privacy laws that the European Commission or Grantee’s jurisdiction does not consider to be equivalent to the protections in Grantee’s country. Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting Grantee’s local human resources representative. Grantee authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Grantee’s participation in the Plan. Grantee understands that Data will be held only as long as is necessary to implement, administer and manage Grantee’s participation in the Plan. Grantee understands that Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Grantee’s local human resources representative. Further, Grantee understands that Grantee is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke Grantee’s consent, Grantee’s employment status or career with the Company or its parent(s) or subsidiaries will not be adversely affected; the only adverse consequence of refusing or withdrawing Grantee’s consent is that the Company would not be able to grant Grantee Awards under the Plan or other equity awards, or administer or maintain such awards. Therefore, Grantee understands that refusing or withdrawing Grantee’s consent may affect Grantee’s ability to participate in the Plan. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that Grantee may contact Grantee’s local human resources representative. Grantee understands that Grantee has the right to access, and to request a copy of, the Data held about Grantee. Grantee also understand that Grantee has the right to discontinue the collection, processing, or use of Grantee’s Data, or supplement, correct, or request deletion of Grantee’s Data. To exercise Grantee’s rights, Grantee may contact Grantee’s local human resources representative. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in the Award Agreement and any other Plan materials by and among, as applicable, the Company and its parent(s) or subsidiaries for the exclusive purpose of implementing, administering and managing Grantee’s participation in the Plan. Grantee understands that Grantee’s consent will be sought and obtained for any processing or transfer of Grantee’s data for any purpose other than as described in the Agreement and any other plan materials.

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16. SERVICE ACKNOWLEDGMENTS.

In accepting the grant, Grantee acknowledges, understands and agrees as follows:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted in the past;

(c) all decisions with respect to future Awards or other grants, if any, will be at the sole discretion of the Company;

(d) Grantee is voluntarily participating in the Plan;

(e) the Awards and the shares of Stock subject to the Award are not intended to replace any pension rights or compensation;

(f) the Award and the shares of Stock subject to the Award, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the underlying shares of Stock is unknown, indeterminable and cannot be predicted with certainty;

(h) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Award or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and

(i) the Award and the shares of Stock subject to the Award are not part of normal or expected compensation or salary for any purpose;

(j) Grantee acknowledges and agrees that neither the Company nor any of its parent(s) or subsidiaries shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to Grantee pursuant to the settlement of the Award or the subsequent sale of any shares of Stock acquired upon settlement; and

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of Grantee’s status as a service provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Grantee work or the terms of Grantee’s service agreement, if any), and in consideration of the grant of the Award to which Grantee is otherwise not entitled, Grantee irrevocably agrees never to institute any claim against the Company or any of its parent(s) or subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and any of its parent(s) or subsidiaries from any such claim; if,

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notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

17. NO ADVICE REGARDING GRANT.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding Grantee’s participation in the Plan, or Grantee’s acquisition or sale of the underlying shares of Stock. Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

18. COUNTRY-SPECIFIC TERMS , CONDITIONS AND NOTICES.

Notwithstanding any provisions in this Agreement, the Award grant shall be subject to any special terms and conditions set forth in any appendix to this Agreement for Grantee’s country (the “Appendix”). Moreover, if Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

19. MISCELLANEOUS PROVISIONS.

19.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Grantee’s rights under this Agreement without the consent of the Grantee unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A of the Code. No amendment or addition to this Agreement shall be effective unless in writing.

19.2 Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Grantee or the Grantee’s beneficiary, except transfer by will or by the laws of descent and distribution.

19.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

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19.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Grantee and the Grantee’s heirs, executors, administrators, successors and assigns.

19.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Grantee by the Company or any parent or subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, any reports of the Company provided generally to the Company’s stockholders, and any such other documents relating to this Award may be delivered to the Grantee electronically. In addition, if permitted by the Company, the Grantee may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Grantee acknowledges that the Grantee has read Section 19.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 19.5(a). The Grantee acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke his or her consent to the electronic delivery of documents described in Section 19.5(a) or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Grantee understands that he or she is not required to consent to electronic delivery of documents described in Section 19.5(a).

19.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan shall constitute the entire understanding and agreement of the Grantee and the Company and its parent(s) or subsidiaries with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Grantee and the Company and any parent or subsidiary with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.

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19.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

19.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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APPENDIX

TO THE TUBEMOGUL, INC.

RESTRICTED STOCK UNIT AGREEMENT UNDER THE

2007 EQUITY COMPENSATION PLAN

FOR NON-U.S. GRANTEES

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Units granted to Grantee under the Plan if he or she resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the Agreement.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of Grantee’s participation in the Plan because the information may be out of date at the time Grantee vests in the shares of Stock or sells the shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation and the Company is not in a position to assure Grantee of any particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws of Grantee’s country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which Grantee is currently working or transfers to another country after the grant of the Award, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Grantee in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Grantee under these circumstances.

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AUSTRALIA

Notifications

Securities Law Information. The offering and resale of shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. The Grantee should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Terms and Conditions

Australian Securities Laws. If Grantee acquires shares of Stock under the Plan and resells them in Australia, he or she may be required to comply with certain Australian securities law disclosure requirements.

Foreign Exchange. Grantee acknowledges and agrees that it is the Grantee’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the inflow of funds from the vesting of the Award or subsequent sale of the shares of Stock and any dividends (if any) and that the Grantee shall be responsible for any reporting of inbound international fund transfers required under applicable law. The Grantee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Grantee’s specific situation.

CANADA

Terms and Conditions

Restricted Stock Units Payable Only in Shares. Notwithstanding anything to the contrary in the Plan or Agreement, the grant of Awards does not provide any right for Grantee to receive a cash payment, and the Awards are payable in shares of Stock only.

Termination of Continuous Service Status. In the event of Grantee’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment or service agreement, if any), Grantee’s right to vest in the Award under the Plan, if any, will terminate effective as of (1) the date that the Grantee is no longer actively employed or providing services to the Company or its parent(s) or subsidiaries, or at the discretion of the Company, (2) the date the Grantee receives notice of termination from the Company or its parent(s) or subsidiaries retaining Grantee, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Company shall have the exclusive discretion to determine when Grantee is no longer actively employed or providing services for purposes of Grantee’s Award grant (including, but not limited to, whether Grantee may still be considered actively employed or providing services while on an approved leave of absence).

The following provisions apply if Grantee is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

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Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy Notice and Consent. This provision supplements Section 15 of the Agreement:

Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Grantee further authorizes the Company and its parent(s) or subsidiaries to disclose and discuss the Plan with their advisors. Grantee further authorizes the Company and its parent(s) or subsidiaries to record such information and to keep such information in Grantee’s employee file.

SINGAPORE

Notifications

Securities Law Information. The grant of the Award is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Grantee should note that Awards are subject to section 257 of the SFA and Grantee will not be able to make any subsequent sale in Singapore of the shares acquired through the vesting of the Award or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation. If Grantee is a director, associate director or shadow director of a Singapore subsidiary, Grantee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore subsidiary in writing when Grantee receives an interest (e.g., Awards, shares of Stock) in the Company or any subsidiary. In addition, Grantee must notify the Singapore subsidiary when Grantee sells shares of the Company or any of its parent(s) or subsidiaries (including when Grantee sells shares acquired through the vesting of his or her Award). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any of its parent(s) or subsidiaries. In addition, a notification must be made of Grantee’s interests in the Company or any of its parent(s) or subsidiaries within two business days of becoming a director.

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UNITED KINGDOM

Notification

Securities Disclaimer. Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the Awards are exclusively available in the UK to bona fide employees and former employees and any other UK subsidiary.

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End of the Appendix

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